SCHEDULE OF NET DEFERRED TAX ASSETS (Details) - USD ($)	Mar. 31, 2025	Jun. 30, 2024
Deferred tax assets:
Net operating loss carried forward	$ 13,805,069	$ 13,315,441
Deferred tax asset for net operating loss carried forward	2,435,512	2,353,678
Total deferred tax assets	2,435,512	2,353,678
Less: valuation allowance	(2,435,512)	(2,353,678)
Deferred tax assets, net of valuation allowance